Q3 2022 Earnings Presentation November 8, 2022 Exhibit 99.2

Forward-Looking Statements 2 DISCLAIMERS Cautionary Note Regarding Forward-Looking Statements This presentation and related oral statements, including during any question and answer portion of the presentation, contain forward-looking statements about LifeStance Health Group, Inc. and its subsidiaries (“LifeStance”) and the industry in which LifeStance operates, including statements regarding full-year and fourth quarter guidance and management’s related assumptions, future results of operations and financial position of LifeStance, which are subject to known and unknown uncertainties and contingencies outside of LifeStance's control and which are largely based on our current expectations and projections about future events and financial trends that we believe may affect LifeStance's financial condition, results of operations, business strategy, and prospects. LifeStance's actual results, events, or circumstances may differ materially from these statements. Forward-looking statements include all statements that are not historical facts. Words such as “anticipate,” “believe,” “envision,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” “contemplate” and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to a number of risks, uncertainties, factors and assumptions, including, among other things: we may not grow at the rates we historically have achieved or at all, even if our key metrics may imply future growth, including if we are unable to successfully execute on our growth initiatives and business strategies; if we fail to manage our growth effectively, our expenses could increase more than expected, our revenue may not increase proportionally or at all, and we may be unable to execute on our business strategy; our ability to recruit new clinicians and retain existing clinicians; if reimbursement rates paid by third-party payors are reduced or if third-party payors otherwise restrain our ability to obtain or deliver care to patients, our business could be harmed; we conduct business in a heavily regulated industry and if we fail to comply with these laws and government regulations, we could incur penalties or be required to make significant changes to our operations or experience adverse publicity, which could have a material adverse effect on our business, results of operations and financial condition; we are dependent on our relationships with affiliated practices, which we do not own, to provide health care services, and our business would be harmed if those relationships were disrupted or if our arrangements with these entities became subject to legal challenges; we operate in a competitive industry, and if we are not able to compete effectively, our business, results of operations and financial condition would be harmed; the impact of health care reform legislation and other changes in the healthcare industry and in health care spending on us is currently unknown, but may harm our business; if our or our vendors' security measures fail or are breached and unauthorized access to our employees' patients' or partners' data is obtained, our systems may be perceived as insecure, we may incur significant liabilities, including through private litigation or regulatory action, our reputation may be harmed, and we could lose patients and partners; our business depends on our ability to effectively invest in, implement improvements to and properly maintain the uninterrupted operation and data integrity of our information technology and other business systems; actual or anticipated changes or fluctuations in our results of operations; our existing indebtedness could adversely affect our business and growth prospects; and the other factors set forth in our filings with the Securities and Exchange Commission. The forward-looking statements, together with statements relating to our past performance, should not be regarded as a reliable indicator of our future performance. We undertake no obligation to update any forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation or to reflect new information or the occurrence of unanticipated events, except as may be required by law. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Our forward-looking statements do not reflect the potential impact of any future mergers, dispositions, joint ventures, or investments. Use of Non-GAAP Financial Measures In addition to financial measures presented in accordance with U.S. generally accepted accounting principles (“GAAP”), this presentation includes certain non-GAAP financial measures, including Center Margin and Adjusted EBITDA. These non-GAAP measures are in addition to, and not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP. The non-GAAP financial measures used by LifeStance may differ from the non-GAAP financial measures used by other companies. A reconciliation of these measures to the most directly comparable U.S. GAAP measure is included in the Appendix to these slides or as otherwise described in these slides. Market and Industry Data This presentation also contains information regarding our market and industry that is derived from third-party research and publications. This information involves a number of assumptions and limitations. Forecasts, assumptions, expectations, beliefs, estimates and projections involve risk and uncertainties and are subject to change based on various factors.

Mission-driven Increasing access to personalized, trusted and affordable mental healthcare LifeStance at a Glance* Hybrid Virtual and in-person care model 10+ Integrated care programs States 32 ~600 Centers Clinicians $820M 5,431 TTM revenues1 Building the Nation’s Leading Outpatient Mental Health Platform 3 *Note: Unless otherwise stated, data is as of September 30, 2022; 1Trailing twelve months

Q3 Financial Highlights 4 Q3 Revenue of $217.6 million increased 25% year-over-year Q3 Center Margin of $60.3 million, or 27.7% as a percentage of revenue Q3 Adjusted EBITDA of $15.4 million, or 7.1% as a percentage of revenue Ended Q3 with a cash position of $90.3 million; for the nine months ended September 30, 2022, provided $16.9 million cash flow from operations, including $5.7 million during Q3 Note: See reconciliation of GAAP to non-GAAP measures in the Appendix to this presentation.

Q3 2022 Strategy & Key Developments 5 Total clinicians of 5,431, +24% Y/Y; 205 net clinician adds in Q3 Completed 3 acquisitions in Q3, bringing the total since inception to 86 Opened 13 de novo centers in Q3 to support the company’s differentiated hybrid model offering both in-person and virtual care Continued to deploy proprietary online booking and intake experience (“OBIE”) across the country, which is now live in 14 states Ken Burdick appointed company's new Chief Executive Officer and Chairman, effective September 7; Burdick is an accomplished industry veteran with over 40 years of healthcare experience and a track record of driving profitable growth Michael Lester, who served as the company's founding Chief Executive Officer and Chairman since 2017 retired in September; Lester will continue to serve as a Strategic Advisor to the company Danish Qureshi appointed to President, in addition to his role as Chief Operating Officer Subsequent to the end of Q3, J. Michael Bruff appointed to new role as Business Transformation Officer, effective November 10; David Bourdon will join LifeStance and succeed Bruff as Chief Financial Officer

Adjusted EBITDA (in $M) Center Margin (in $M) Clinicians Revenue (in $M) Q3 2022 Results Note: See reconciliation of GAAP to non-GAAP measures in the Appendix to this presentation. 6.2% 7.1% Adj. EBITDA (% of total revenue) 29.9% 27.7% Center Margin (% of total revenue) +16% +25% +24% +44%

Clinicians Adjusted EBITDA (in $M) 6.2% 6.0% 6.2% 7.0% 7.1% Adj. EBITDA (% of total revenue) Center Margin (in $M) Revenue (in $M) Quarterly Trends Note: See reconciliation of GAAP to non-GAAP measures in the Appendix to this presentation. 29.9% 28.5% 26.7% 28.5% 27.7% Center Margin (% of total revenue)

8 $17M $69M Operating Cash Flow (YTD) Capital Expenditures (YTD) Continue to deploy capital in a disciplined manner to grow our clinician base and expand our footprint De Novos Highly efficient model with predictable profitability 307 de novos opened since inception, including 13 in Q3 Acquisitions Disciplined investments to drive growth 86 acquisitions since inception, including 3 in Q3 Balance Sheet, Cash Flow & Capital Allocation Balance Sheet & Cash Flow Capital Allocation $90M $212M Cash and Cash Equivalents Net Long-term Debt

2022 Guidance 9 (All $ in M) FY 2022 Q4 2022 Revenue $845 – $850 Guidance range lowered due to lower visit volume expectations $215 – $220 Center Margin $229 – $232 Guidance range lowered due to lower revenue expectations and higher than expected costs associated with employee health benefits program $55 – $58 Adj. EBITDA $50 – $53 See drivers above $7.5 – $10.5 Note: Center Margin and Adjusted EBITDA anticipated for fourth quarter of 2022 and full year 2022 are calculated in a manner consistent with the historical presentation of these measures in the Appendix to this presentation. Reconciliation for the forward- looking fourth quarter of 2022 and full year 2022 Center Margin and Adjusted EBITDA guidance is not being provided, as LifeStance does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. LifeStance management cannot estimate on a forward-looking basis without unreasonable effort the impact these variables and individual adjustments will have on its reported results. Planning Assumptions Assumes ~90 de novo center openings, which were weighted heavily toward the first half of the year Assumes M&A spend of ~$60M Assumes no further COVID-related impacts or changes in the labor market environment

Appendix

Quarterly Statements of Operations and Comprehensive Loss 2022 2021 ($M) Q3 Q2 Q1 Q4 Q3 Q2 Q1 Total Revenue $217.6  $209.5   $203.1  $190.1  $173.8   $160.5   $143.1  Operating expenses Center costs, excluding depreciation and amortization 157.3  149.7   148.9  135.8  121.8   109.3   99.1  General and administrative 81.2  103.6   103.4  152.7  162.9   85.5   32.7  Depreciation and amortization 17.9  16.7   15.7  15.4  13.8   12.8   12.2  Loss from operations (38.8)  (60.5)  (64.9) (113.8)  (124.7)  (47.0)  (0.9) Other income (expense) Gain (loss) on remeasurement of contingent consideration 1.2  (0.2)  (0.4)  (1.1)  (0.9)  (0.3)  (0.3) Transaction costs (0.2)  (0.0)  (0.3)  (0.1)  (0.1)  (2.0)  (1.5) Interest expense (4.2)  (7.1)  (3.4)  (3.6)  (3.5)  (23.2)  (8.6) Other expense (0.1) —         —  (0.0) —   (1.4)  (0.1) Total other expense (3.4)  (7.3)  (4.2)  (4.9)  (4.5)  (26.8)  (10.6) Loss before taxes (42.2)  (67.8)  (69.0)  (118.6)  (129.2)  (73.8)  (11.4) Income tax benefit (provision)  4.4   (0.9)   6.7   10.6   8.8   3.8   2.8  Net loss  ($37.9)  ($68.7)  ($62.3)  ($108.0)  ($120.5)  ($70.0)  ($8.7) Other comprehensive income Unrealized gains on cash flow hedge, net of tax 3.2 — — — — — — Comprehensive loss ($34.7) ($68.7) ($62.3) ($108.0) ($120.5) ($70.0) ($8.7) Subtotals in the schedule above may not foot due to rounding. Amounts are unaudited.

GAAP to Non-GAAP Reconciliations – Center Margin 2022 2021 2021 ($M) Q3 Q2 Q1 Q4 Q3 Q2 Q1 Loss from operations ($38.8) ($60.5) ($64.9)  ($113.8)  ($124.7)  ($47.0)  ($0.9)       Adjusted for:       Depreciation and amortization 17.9 16.7 15.7  15.4   13.8   12.8   12.2  General and administrative (1) 81.2 103.6 103.4  152.7   162.9   85.5   32.7  Center Margin $60.3 $59.8 $54.2  $54.2   $52.1   $51.2   $44.0  Subtotals in the schedule above may not foot due to rounding. Amounts are unaudited. 1 - Represents salaries, wages and employee benefits for our executive leadership, finance, human resources, marketing, billing and credentialing support and technology infrastructure and stock and unit-based compensation for all employees.

GAAP to Non-GAAP Reconciliations – Adjusted EBITDA     2022 2021 2021 ($M)   Q3 Q2 Q1 Q1 Q4 Q3 Q2 Q1           Net loss   ($37.9) ($68.7) ($62.3) ($62.3) ($108.0) ($120.5) ($70.0) ($8.7)                     Adjusted for:                   Interest expense   4.2 7.1 3.4 3.4 3.6 3.5 23.2 8.6 Depreciation and amortization   17.9 16.7 15.7 15.7 15.4 13.8 12.8 12.2 Income tax (benefit) provision   (4.4) 0.9 (6.7) (6.7) (10.6) (8.8) (3.8) (2.8) (Gain) loss on remeasurement of contingent consideration   (1.2) 0.2 0.4 0.4 1.1 0.9 0.3 0.3 Stock and unit-based compensation   34.9 57.5 59.9 59.9 108.6 120.7 29.5 0.6 Management fees (1)   — — - — — — 1.4 0.1 Loss on disposal of assets   0.1 — - — 0.0 — — — Transaction costs (2)   0.2 0.0 0.3 0.3 0.1 0.1 2.0 1.5 Offering related costs (3) — — - — — — 8.7 — Endowment to the LifeStance Health Foundation   — — - — — — 10.0 — CEO transition costs 0.5 — - — — — — — Litigation costs (4) 0.1 — - — — — — — Other expenses (5)   0.9 0.9 1.8 1.8 1.1 0.9 0.5 0.6 Adjusted EBITDA   $15.4 $14.6 $12.5 $12.5 $11.4 $10.7 $14.5 $12.6           Subtotals in the schedule above may not foot due to rounding. Amounts are unaudited.           1 - Represents management fees paid to certain of our executive officers and affiliates of our principal stockholders pursuant to the management services agreement entered into in connection with the acquisition of LifeStance by affiliates of TPG Inc. ( the “TPG Acquisition”). During the year ended December 31, 2021, the management services agreement terminated in connection with the IPO and we were required to pay a one-time fee of $1.2 million to such parties. 2 - Primarily includes capital markets advisory, consulting, accounting and legal expenses related to our acquisitions. 3 - Primarily includes non-recurring incremental professional services, such as accounting and legal, and directors' and officers' insurance incurred in connection with the IPO. 4 - Litigation costs include only those costs which are considered non-recurring and outside of the ordinary course of business based on the following considerations, which we assess regularly: (i) the frequency of similar cases that have been brought to date, or are expected to be brought within two years, (ii) the complexity of the case, (iii) the nature of the remedy(ies) sought, including the size of any monetary damages sought, (iv) the counterparty involved, and (v) our overall litigation strategy. 5 - Primarily includes costs incurred to consummate or integrate acquired centers, certain of which are wholly-owned and certain of which are affiliated practices, in addition to the compensation paid to former owners of acquired centers and related expenses that are not reflective of the ongoing operating expenses of our centers. Acquired center integration and other are components of general and administrative expenses included in our unaudited consolidated statements operations and comprehensive loss. Former owner fees is a component of center costs, excluding depreciation and amortization included in our unaudited consolidated statements of operations and comprehensive loss.

Quarterly Non-GAAP Financial Metrics 2022 2021  2021      ($M) Q3 Q2 Q1 Q4 Q3 Q2  Q1  Key Metrics Clinicians 5,431 5,226 4,989 4,790  4,375  3,975  3,301        Total Revenue $217.6 $209.5 $203.1  $190.1   $173.8   $160.5   $143.1        Center costs, excluding depreciation and amortization 157.3 149.7 148.9  135.8   121.8   109.3   99.1  Center Margin (Non-GAAP) $60.3 $59.8 $54.2  $54.2   $52.1   $51.2   $44.0  % Margin 27.7% 28.5% 26.7% 28.5% 29.9% 31.9% 30.7%       General and administrative 81.2 103.6 103.4  152.7   162.9   85.5   32.7  Depreciation and amortization 17.9 16.7 15.7  15.4   13.8   12.8   12.2  Loss from operations (38.8) (60.5) (64.9)  (113.8)  (124.7)  (47.0)  (0.9)       Other income (expenses)       Other income (expenses) 1.0 (8.3) 2.5  5.7   4.2  (23.0)  (7.8) Net loss ($37.9) ($68.7) ($62.3)  ($108.0)  ($120.5)  ($70.0)  ($8.7)       Other comprehensive income Unrealized gains on cash flow hedge, net of tax 3.2 — — — — — — Comprehensive loss ($34.7) ($68.7) ($62.3)  ($108.0)  ($120.5)  ($70.0)  ($8.7) Adjusted EBITDA build             Net loss (37.9) (68.7) (62.3)  (108.0)  (120.5)  (70.0)  (8.7) Interest expense 4.2 7.1 3.4  3.6  3.5  23.2  8.6 Depreciation and amortization 17.9 16.7 15.7  15.4  13.8  12.8  12.2 Income tax (benefit) provision (4.4) 0.9 (6.7)  (10.6)  (8.8)  (3.8)  (2.8) (Gain) loss on remeasurement of contingent consideration (1.2) 0.2 0.4  1.1  0.9  0.3  0.3 Stock and unit-based compensation 34.9 57.5 59.9  108.6  120.7  29.5  0.6 Management fees — — — — —  1.4  0.1 Loss on disposal of assets 0.1 — — 0.0 — — — Transaction costs 0.2 0.0 0.3  0.1  0.1  2.0  1.5 Offering related costs — — — — —  8.7 — Endowment to the LifeStance Health Foundation — — — — —  10.0 — CEO transition expenses 0.5 — — — — — — Litigation costs 0.1 — — — — — — Other expenses 0.9 0.9 1.8  1.1  0.9  0.5  0.6 Adjusted EBITDA (Non-GAAP) $15.4 $14.6 $12.5  $11.4  $10.7  $14.5  $12.6 % Margin 7.1% 7.0% 6.2% 6.0% 6.2% 9.1% 8.8% Subtotals in the schedule above may not foot due to rounding. Amounts are unaudited.

Quarterly Balance Sheets           2022 2021 2021 ($M)         Q3 Q2 Q1 Q4 Q3 Q2 Q1                 Cash and cash equivalents     90.3 96.7 114.0 148.0 212.1 276.2 39.5 Patient accounts receivable, net     113.3 99.7 95.0 76.1 70.1 60.1 47.8 Prepaid expenses and other current assets   49.0 47.9 54.3 42.4 46.1 27.8 22.3 Total current assets     252.6 244.3 263.3 266.5 328.3 364.1 109.6 Property and equipment, net     193.4 190.7 170.9 152.2 115.1 91.8 70.8 Intangible assets, net     272.5 282.1 291.2 300.4 308.0 316.5 323.3 Goodwill       1,249.8 1,243.7 1,229.3 1,204.5 1,160.0 1,138.7 1,099.7 Other noncurrent assets       11.4 7.9 3.7 3.5 3.4 3.3 2.9 Total noncurrent assets     1,727.1 1,724.4 1,695.1 1,660.6 1,586.4 1,550.4 1,496.7 Total assets       $1,979.7 $1,968.7 $1,958.4 $1,927.1 $1,914.8 $1,914.4 $1,606.3 Accounts payable       7.9 12.9 15.1 14.2 3.1 10.0 5.9 Accrued payroll expenses     61.6 61.2 73.2 60.0 57.6 50.4 45.4 Other accrued expenses     29.3 26.2 21.8 26.5 28.3 38.8 25.7 Current portion of contingent consideration   10.8 9.0 13.5 14.1 14.0 10.9 14.9 Other current liabilities     2.6 2.2 2.0 2.0 2.2 2.6 4.9 Total current liabilities     112.3 111.5 125.6 116.8 105.2 112.6 96.8 Long-term debt, net     212.0 203.4 177.4 157.4 157.5 157.1 387.3 Other noncurrent liabilities     67.0 64.5 57.5 50.3 22.9 15.7 14.2 Contingent consideration, net of current portion   1.5 3.7 1.1 3.3 3.1 3.2 1.1 Deferred tax liability, net     55.4 54.3 54.3 54.3 81.2 81.2 81.2 Total noncurrent liabilities     335.9 325.8 290.3 265.3 264.7 257.2 483.8 Total liabilities       $448.2 $437.4 $415.9 $382.1 $369.9 $369.8 $580.5                 Redeemable units       — — — — — — 71.8                 Common stock/units   3.8 3.8 3.7 3.7 3.7 3.7 1,010.5 Additional paid-in capital     2,050.5 2,015.7 1,958.2 1,898.4 1,790.2 1,669.5 2.1 Accumulated other comprehensive income 3.2 — — — — — — Accumulated deficit     (526.0) (488.1) (419.4) (357.1) (249.0) (128.6) (58.6) Total stockholders'/members’ equity   1,531.5 1,531.3 1,542.5 1,545.0 1,544.9 1,544.6 954.0 Total liabilities, redeemable units and stockholders’/members’ equity   $1,979.7 $1,968.7 $1,958.4 $1,927.1 $1,914.8 $1,914.4 $1,606.3                                 Subtotals in the schedule above may not foot due to rounding. Amounts are unaudited.

Statements of Cash Flows Subtotals in the schedule above may not foot due to rounding. Amounts are unaudited. ($M)     Nine Months Ended Q3’22 Six Months Ended Q2’22 Q1’22 Nine Months Ended Q3’21 Six Months Ended Q2’21 Q1’21 2021 FY         CASH FLOWS FROM OPERATING ACTIVITIES   Net loss     (168.9)  (131.1)  (62.3) (199.2) (78.7) (8.7)  (307.2) Adjustments to reconcile net loss to net cash provided by (used by) operating activities:            Depreciation and amortization   50.3 32.4  15.7  38.8 25.0 12.2  54.1  Stock and unit-based compensation   152.2 117.4  59.9  150.8 30.1 0.6  259.4  Deferred income taxes   — — — — — —  (26.9) Loss on debt extinguishment   3.4 3.4 — 5.6 5.6 —  14.4  Amortization of discount and debt issue costs   1.4 0.7  0.3  1.5 1.1 0.4  1.8  (Gain) loss on remeasurement of contingent consideration   (0.6) 0.6  0.4  1.5 0.6 0.3  2.6  Loss on disposals of assets 0.1 — — — — — — Endowment of shares to LifeStance Health Foundation   — — — 9.0 9.0 —  9.0  Change in operating assets and liabilities, net of businesses acquired:           Patient accounts receivable, net   (34.6) (21.9)  (18.1) (20.7) (11.8) (3.1)  (24.2) Prepaid expenses and other current assets   (5.8) (5.4)  (12.1) (32.9) (15.0) (8.0)  (29.1) Accounts payable   1.1 1.7  1.9  (4.6) 2.3 3.0  0.6  Accrued payroll expenses   (0.6) (0.3)  12.8  15.9 9.6 7.3  15.3  Other accrued expenses   18.8 13.5  4.9  13.1 15.3 5.9  39.6  Net cash provided by (used by) operating activities   $16.9 $11.1  $3.3  ($21.2) (7.0) $9.9  $9.4        CASH FLOWS FROM INVESTING ACTIVITIES     Purchases of property and equipment   (68.9) (53.8)  (27.9) (55.8) (31.8) (11.1)  (94.5) Acquisitions of businesses, net of cash acquired   (40.3) (35.1)  (22.9) (58.7) (39.1) (0.8)  (99.6) Net cash used in investing activities   ($109.2) ($88.9)  ($50.9) ($114.5) ($70.9) ($11.8)  ($194.1)     CASH FLOWS FROM FINANCING ACTIVITIES     Proceeds from initial public offering, net of underwriters discounts and    commissions and deferred offering costs — — — 548.9  554.2  —  548.9  Payments of deferred offering costs — — — — — (0.3) — Issuance of common units to new investors — — —  1.0   1.0  —  1.0  Proceeds from long-term debt, net of discount 237.5 228.0  20.0  98.8 98.8 26.2  98.8  Payments of debt issue costs (7.3) (7.2) — (2.4) (2.4) (1.0)  (2.4) Payments of long-term debt (181.2) (181.2)  (0.3) (311.1) (310.7) (0.8)  (311.4) Prepayment for debt paydown (1.6) (1.6)                     — — — —  (8.8) Payments of contingent consideration (12.3) (11.1)  (5.7) (6.3) (5.6) (1.5)  (12.3) Taxes related to net share settlement of equity awards (0.5) (0.5)  (0.4) — — — — Net cash provided by financing activities $34.6 $26.4  $13.5  $329.0 $335.3 $22.6  $313.9            NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS ($57.7) ($51.3)  ($34.0) $193.3 $257.4 $20.7  $129.2  Cash and Cash Equivalents - Beginning of period 148.0 148.0  148.0  18.8 18.8 18.8  18.8  CASH AND CASH EQUIVALENTS – END OF PERIOD $90.3 $96.7  $114.0  $212.1 $276.2 $39.5  $148.0